UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2015

RELMADA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-184881	45-5401931
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

757 Third Avenue, Suite 2018 New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 376-5742

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On December 11, 2015, Relmada Therapeutics, Inc. (the “Company”) announced that, on December 10, 2015, the U.S. District Court for the District of Nevada (the “Court”) issued a temporary restraining order and associated injunction (the “Order”) to enjoin Laidlaw & Company (UK) Ltd. and its two principals, Matthew Eitner and James Ahern (collectively, the “Defendants”), from “continuing to disseminate false and misleading proxy materials.”

Under the terms of the Order, Defendants, among other things,  “immediately must retract or correct its false and misleading proxy materials.”  If Defendants choose to correct their false and misleading proxy materials, they must “disclose that they missed the advance notice deadline for stockholders to validly nominate Relmada directors at the 2015 annual meeting,” “disclose that there are only two seats up for election on Relmada’s Board at the 2015 annual meeting,” “disclose that the Board of Directors has the sole authority to set the size of the Board,” and “disclose that the corporate actions taken by Relmada’s current Board and stockholders that Defendants’ label as ‘entrenchment’ all were authorized under Relmada’s articles of incorporation, bylaws, and Nevada law.”

The Company previously filed a lawsuit with the Court on December 9, 2015 alleging, among other things, that the press release issued by Defendants on December 4, 2015, which was subsequently filed with the Securities and Exchange Commission (“SEC”) on Schedule 14A, contains material misrepresentations and omissions in violation of federal securities law. In addition to violating Rule 14a-9 of the Securities Exchange Act of 1934, which provides that no solicitation of stockholders may be made any false or misleading statement, the lawsuit argues that the Laidlaw solicitation materials also conflict with Relmada’s Articles of Incorporation and Bylaws, as well as Nevada law.  Under the lawsuit, the Company filed a motion for a temporary restraining order seeking to, among other things, enjoin Defendants from continuing to disseminate false and misleading information in direct violation of federal securities laws, including applicable proxy laws. The lawsuit also sought to enjoin Laidlaw from soliciting proxies from Relmada stockholders under false and misleading pretenses, and to correct the misinformation it has already issued.

The Order will expire on December 22, 2015, when the parties will appear for a hearing before the Court.

These matters were announced in a press release issued December 11, 2015, which is attached hereto as Exhibit 99.1. The Order is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release
99.2	Temporary Restraining Order

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2015	RELMADA THERAPEUTICS, INC.

	By:	/s/ Sergio Traversa
Name: Sergio Traversa Title: Chief Executive Officer

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